Exhibit 99.4

January 2017

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale Senior Director Investor Relations (513) 534-2219

Yearly Data

	Years Ended December 31,
	2016	2015	2014	2013	2012
Ratios (percent)
Return on average assets	1.10	1.22	1.12	1.48	1.34
Return on average common equity	9.8	11.3	10.0	13.1	11.6
Average total Bancorp shareholders’ equity as a percent of average assets	11.67	11.33	11.59	11.56	11.65
Net interest margin(a)(d)	2.88	2.88	3.10	3.32	3.55
Efficiency(a)(d)	61.6	57.6	61.1	58.2	61.7
Net losses charged-off as a percent of average portfolio loans and leases	0.39	0.48	0.64	0.58	0.85
ALLL as a percent of portfolio loans and leases	1.36	1.37	1.47	1.79	2.16
Allowance for credit losses as a percent of portfolio loans and leases(c)	1.54	1.52	1.62	1.97	2.37
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.80	0.70	0.82	1.10	1.49
Allowance for loan and lease losses as a percent of nonperforming assets(b)	170	197	178	161	144
Allowance for credit losses as a percent of nonperforming assets(b)	192	218	196	178	158

Common Share Data
Earnings per share - basic	$1.95	$2.03	$1.68	$2.05	$1.69
Earnings per share - diluted	$1.93	$2.01	$1.66	$2.02	$1.66
Cash dividends per common share	0.53	0.52	0.51	0.47	0.36
Book value per share	19.82	18.48	17.35	15.85	15.10

Common shares outstanding, excluding treasury	750,479,299	785,080,314	824,046,952	855,305,745	882,152,057
Market price per share:
High	$27.97	$21.71	$23.39	$21.04	$16.16
Low	19.58	17.22	17.74	15.35	12.04
End of period	26.97	20.10	20.38	21.03	15.20

Supplemental Data
Common dividends declared ($ in millions)	$406	$417	$427	$407	$325
Full-time equivalent employees	17,844	18,261	18,351	19,446	20,798
Banking centers	1,191	1,254	1,302	1,320	1,325
ATMs	2,495	2,593	2,638	2,586	2,415

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.
(c)	The allowance for credit losses is the sum of the ALLL and the reserve for unfunded commitments.
(d)	This is a non-GAAP measure.

Yearly Data

	Years Ended December 31,
	2016	2015	2014	2013	2012
Income Statement ($ in millions)
Interest income (taxable equivalent)(d)	$4,218	$4,049	$4,051	$3,993	$4,125
Interest expense	578	495	451	412	512

Net interest income (taxable equivalent)(d)	3,640	3,554	3,600	3,581	3,613
Provision for loan and lease losses	343	396	315	229	303
Noninterest income:
Service charges on deposits	558	563	560	549	522
Wealth and asset management revenue	404	418	407	393	374
Corporate banking revenue	432	384	430	400	413
Mortgage banking net revenue	285	348	310	700	845
Card and processing revenue	319	302	295	272	253
Other noninterest income	688	979	450	879	574
Securities gains, net	10	9	21	21	15
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	—	13	3

Total noninterest income	2,696	3,003	2,473	3,227	2,999
Noninterest expense:
Salaries, wages and incentives	1,612	1,525	1,449	1,581	1,607
Employee benefits	339	323	334	357	371
Net occupancy expense	299	321	313	307	302
Technology and communications	234	224	212	204	196
Equipment expense	118	124	121	114	110
Card and processing expense	132	153	141	134	121
Other noninterest expense	1,169	1,105	1,139	1,264	1,374

Total noninterest expense	3,903	3,775	3,709	3,961	4,081
Income before income taxes (taxable equivalent)(d)	2,090	2,386	2,049	2,618	2,228
Taxable equivalent adjustment	25	21	21	20	18

Income before income taxes	2,065	2,365	2,028	2,598	2,210
Applicable income tax expense	505	659	545	772	636

Net income	$1,560	$1,706	$1,483	$1,826	$1,574
Less: Net income attributable to noncontrolling interests	(4)	(6)	2	(10)	(2)

Net income attributable to Bancorp	$1,564	$1,712	$1,481	$1,836	$1,576
Dividends on preferred stock	75	75	67	37	35

Net income available to common shareholders	$1,489	$1,637	$1,414	$1,799	$1,541

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional		Basel I
CET1 capital	12,426	$11,917	N/A	N/A	N/A
Additional tier I capital	1,330	1,343	N/A	N/A	N/A

Tier I capital	$13,756	$13,260	$12,764	$12,094	$11,685
Tier II capital	4,164	3,874	4,131	4,337	4,126

Total regulatory capital	$17,920	$17,134	$16,895	$16,431	$15,811

Risk-weighted assets	$119,482(b)	$121,290(b)	$117,878	$115,969	$109,301

CET1 capital ratio	10.40%(b)	9.82%(b)	N/A	N/A	N/A
Tier I risk-based capital ratio	11.51%(b)	10.93%(b)	10.83%	10.43%	10.69%
Total risk-based capital ratio	15.00%(b)	14.13%(b)	14.33%	14.17%	14.47%
Tier I leverage ratio	9.90%	9.54%	9.66%	9.73%	10.15%

Tier I common equity ratio	N/A	N/A	9.65%(c)	9.45%(c)	9.54%(c)
CET1 capital ratio (fully phased-in)	10.30%(b)(c)(d)	9.72%(b)(c)(d)	N/A	N/A	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.
(d)	These are non-GAAP measures.

Yearly Data

	Years Ended December 31,
	2016	2015	2014	2013	2012
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,392	$2,540	$3,091	$3,178	$2,441
Available-for-sale and other securities	31,183	29,044	22,408	18,597	15,207
Held-to-maturity securities	26	70	187	208	284
Trading securities	410	386	360	343	207
Other short-term investments	2,754	2,671	7,914	5,116	2,421

Total cash and securities	36,765	34,711	33,960	27,442	20,560
Loans held for sale	751	903	1,261	944	2,939
Portfolio loans and leases	92,098	92,582	90,084	88,614	85,782

Total loans and leases	92,849	93,485	91,345	89,558	88,721
Allowance for loan and lease losses	(1,253)	(1,272)	(1,322)	(1,582)	(1,854)
Bank premises and equipment	2,065	2,239	2,465	2,531	2,542
Operating lease equipment	738	707	728	730	581
Goodwill	2,416	2,416	2,416	2,416	2,416
Intangible assets	9	12	15	19	27
Servicing rights	744	785	858	971	697
Other real estate owned	69	137	217(a)	299(a)	320(a)
Other assets	7,775	7,828	7,988	8,031	7,859

Total assets	$142,177	$141,048	$138,670	$130,415	$121,869

Liabilities
Deposits:
Demand	$35,782	$36,267	$34,809	$32,634	$30,023
Interest checking	26,679	26,768	26,800	25,875	24,477
Savings	13,941	14,601	15,051	17,045	19,879
Money market	20,749	18,494	17,083	11,644	6,875
Foreign office	426	464	1,114	1,976	885
Other time	3,866	4,019	3,960	3,530	4,015
Certificates - $100,000 and over	2,378	2,592	2,895	6,571	3,284
Other foreign office	—	—	—	—	79

Total deposits	103,821	103,205	101,712	99,275	89,517
Federal funds purchased	132	151	144	284	901
Other short-term borrowings	3,535	1,507	1,556	1,380	6,280
Other liabilities	4,069	4,505	4,662	5,245	4,347
Long-term debt	14,388	15,810	14,932	9,605	7,060

Total liabilities	125,945	125,178	123,005	115,789	108,105

Equity
Common and preferred equity	19,579	18,406	17,169	15,802	13,975
Net unrealized gains:
Available-for-sale securities	101	238	475	121	412
Qualifying cash flow hedges	10	22	23	13	50
Accumulated other comprehensive income related to employee benefit plans	(52)	(63)	(69)	(52)	(87)
Treasury stock, at cost	(3,433)	(2,764)	(1,972)	(1,295)	(634)

Total Bancorp shareholders’ equity	16,205	15,839	15,626	14,589	13,716
Noncontrolling interests	27	31	39	37	48

Total equity	16,232	15,870	15,665	14,626	13,764

Total liabilities and equity	$142,177	$141,048	$138,670	$130,415	$121,869

Share Data
Preferred shares outstanding - Series G	—	—	—	—	16,450
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	—
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	—
Preferred shares outstanding - Series J	12,000	12,000	12,000	—	—
Common shares outstanding, excluding treasury	750,479,299	785,080,314	824,046,952	855,305,745	882,152,057
Treasury shares held	173,413,282	138,812,267	99,845,629	68,586,836	41,740,524

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Yearly Data

	Years Ended December 31,
	2016	2015	2014	2013	2012
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,320	$93,339	$91,127	$89,093	$84,822
Taxable securities	30,019	26,932	21,770	16,395	15,262
Tax exempt securities	80	55	53	49	57
Other short-term investments	1,866	3,258	3,043	2,417	1,495

Total interest-earning assets	126,285	123,584	115,993	107,954	101,636
Cash and due from banks	2,303	2,608	2,892	2,482	2,355
Other assets	14,963	15,179	14,505	15,025	15,643
Allowance for loan and lease losses	(1,285)	(1,293)	(1,481)	(1,757)	(2,072)

Total assets	$142,266	$140,078	$131,909	$123,704	$117,562

Liabilities
Interest-bearing liabilities:
Interest checking deposits	$25,143	$26,160	$25,382	$23,582	$23,096
Savings deposits	14,346	14,951	16,080	18,440	21,393
Money market deposits	19,523	18,152	14,670	9,467	4,903
Foreign office deposits	497	817	1,828	1,501	1,528
Other time deposits	4,010	4,051	3,762	3,760	4,306
Certificates - $100,000 and over	2,735	2,869	3,929	6,339	3,102
Other deposits	333	57	—	17	27
Federal funds purchased	506	920	458	503	560
Other short-term borrowings	2,845	1,721	1,873	3,024	4,246
Long-term debt	15,394	14,644	12,894	7,886	8,991

Total interest-bearing liabilities	85,332	84,342	80,876	74,519	72,152
Demand deposits	35,862	35,164	31,755	29,925	27,196
Other liabilities	4,445	4,672	3,950	4,917	4,462

Total liabilities	125,639	124,178	116,581	109,361	103,810
Equity	16,627	15,900	15,328	14,343	13,752

Total liabilities and equity	$142,266	$140,078	$131,909	$123,704	117,562

Average loans and leases (excluding held for sale)	$93,426	$92,423	$90,485	86,950	82,733

Share Data:
Average common shares outstanding - basic	757,366,766	798,628,173	833,116,349	869,462,977	904,425,226
Average common shares outstanding - diluted	764,429,828	807,658,669	842,967,356	894,736,445	945,554,102

Yearly Data

	Years Ended December 31,
	2016	2015	2014	2013	2012
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,736	$42,151	$40,801	$39,347	$36,077
Commercial mortgage loans	6,904	6,991	7,410	8,069	9,116
Commercial construction loans	3,903	3,214	2,071	1,041	707
Commercial leases	3,974	3,854	3,721	3,626	3,549

Total commercial loans and leases	56,517	56,210	54,003	52,083	49,449
Consumer:
Residential mortgage loans	15,737	14,424	13,582	13,570	14,873
Home equity	7,695	8,336	8,886	9,246	10,018
Automobile loans	9,983	11,497	12,037	11,984	11,972
Credit card	2,237	2,360	2,401	2,294	2,097
Other consumer loans and leases	680	658	436	381	312

Total consumer loans and leases	36,332	37,275	37,342	37,475	39,272

Total loans and leases	$92,849	$93,485	$91,345	$89,558	$88,721

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,184	$42,594	$41,178	$37,770	$32,911
Commercial mortgage loans	6,899	7,121	7,745	8,481	9,686
Commercial construction loans	3,648	2,717	1,492	793	835
Commercial leases	3,916	3,796	3,585	3,565	3,502

Total commercial loans and leases	57,647	56,228	54,000	50,609	46,934
Consumer:
Residential mortgage loans	15,101	13,798	13,344	14,428	13,370
Home equity	7,998	8,592	9,059	9,554	10,369
Automobile loans	10,708	11,847	12,068	12,021	11,849
Credit card	2,205	2,303	2,271	2,121	1,960
Other consumer loans and leases	661	571	385	360	340

Total consumer loans and leases	36,673	37,111	37,127	38,484	37,888

Total average loans and leases	$94,320	$93,339	$91,127	$89,093	$84,822

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$403	$228	$269	$387	$665
Nonaccrual loans held for sale	4	1	24	6	25
Nonaccrual restructured loans held for sale	9	11	15	—	4
Nonaccrual portfolio restructured loans and leases	257	278	310	364	364
OREO and other repossessed property(a)	78	141	165	229	257

Total nonperforming assets	$751	$659	$783	$986	$1,315

Ninety days past due loans and leases	$84	$75	$87	$103	$195

Nonperforming Loans ($ in millions) (nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$491	$259	$241	$287	$345
Commercial mortgage loans	46	93	146	146	296
Commercial construction loans	—	—	2	31	85
Residential mortgage loans	34	51	94	165	237
Home Equity	73	79	93	93	53
Other consumer loans and leases	29	36	42	35	42

Total nonperforming loans and leases (including held for sale)	$673	$518	$618	$757	$1,058

Credit Charge-Offs ($ in millions)
Total losses charged-off	($456)	($542)	($679)	($637)	($837)
Total recoveries of losses previously charged-off	94	96	104	136	133

Total net losses charged-off	($362)	($446)	($575)	($501)	($704)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Yearly Data

Regulation G Non-GAAP Reconciliation ($ in millions)	Years Ended December 31,
	2016	2015	2014	2013	2012
Net interest income (U.S. GAAP) (a)	$3,615	$3,533	$3,579	$3,561	$3,595
Add: FTE Adjustment	25	21	21	20	18

Net interest income on an FTE basis (b)	3,640	3,554	3,600	3,581	3,613

Noninterest income (c)	2,696	3,003	2,473	3,227	2,999
Noninterest expense (d)	3,903	3,775	3,709	3,961	4,081
Average interest-earning assets (e)	126,285	123,584	115,993	107,954	101,636

Net interest margin (U.S. GAAP) (a)/(e)	2.86%	2.86%	3.09%	3.30%	3.54%
Net interest margin on an FTE basis (b)/(e)	2.88%	2.88%	3.10%	3.32%	3.55%

Efficiency ratio (d)/(b)+(c)	61.6%	57.6%	61.1%	58.2%	61.7%

Income before income taxes (U.S. GAAP)	2,065	2,365	2,028	2,598	2,210
Add: FTE Adjustment	25	21	21	20	18
Income before income taxes on an FTE basis	2,090	2,386	2,049	2,618	2,228

Basel III Final Rule - Transition to fully phased-in
CET1 capital (transitional)	$12,426	$11,917	N/A	N/A	N/A
Less: Adjustments to CET1 capital from transitional to fully phased-in (1)	(4)	(8)	N/A	N/A	N/A

CET1 capital (fully phased-in) (f)	12,422	11,909	N/A	N/A	N/A

Risk-weighted assets (transitional)	119,482	121,290	N/A	N/A	N/A
Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2)	1,116	1,178	N/A	N/A	N/A

Risk-weighted assets (fully phased-in) (g)	$120,598	122,468	N/A	N/A	N/A

Estimated CET1 capital ratio under Basel III Final Rule (fully phased-in) (f)/(g)	10.30%	9.72%	N/A	N/A	N/A

(1)	Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)	Primarily relates to higher risk-weighting for MSRs.